REGISTRATION RIGHTS AGREEMENT FOR WARRANT HOLDERS

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of May 16, 2013, by and among DvineWave Inc., a Delaware corporation (“Company”), and the persons listed on Schedule A hereto, which persons are the holders of certain warrants (the “Warrants”) to purchase Common Stock, issued by the Company in connection with an offering of convertible notes and the provision of strategic advisory services, referred to individually as the “Holder” and collectively as the “Holders”. Certain terms are defined in Section 13 hereof.

WHEREAS, in connection with an offering of convertible notes and the provision of strategic advisory services, the Holders have received Warrants, which are exercisable for Common Stock in accordance with the terms thereof; such shares of Common Stock acquired by the Holders or issuable to the Holders and their assignees or successors in interest upon proper exercise of the Warrants, are referred to collectively as “Registrable Securities”.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Holder hereby agree as follows:

1. Registration.

(a) Piggyback Registrations Rights. Subject to the inapplication of this provision in connection with an Initial Public Offering (as hereinafter defined) as stated below, if, at any time after the Company becomes a Reporting through the date that is five years after the date the Company becomes a Reporting Company, there is not an effective Registration Statement covering the Registrable Securities, and the Company shall determine to prepare and file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8, each as promulgated under the Securities Act, or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit, or a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities) then the Company shall send to the Holders a written notice of such determination at least twenty (20) days prior to the filing of any such Registration Statement and shall, include in such Registration Statement all Registrable Securities requested by any Holder hereunder to be included in the registration within ten (10) days after the Company sends such notice to the Holders (the “Piggyback Shares”) for resale and offer on a continuous basis pursuant to Rule 415; provided, however, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company will be relieved of its obligation to register any Registrable Securities in connection with such registration, (ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities, (iii) each Holder is subject to confidentiality obligations with respect to any information gained in this process or any other material non-public information he, she or it obtains, (iv) each Holder or assignee or successor in interest is subject to all applicable laws relating to insider trading or similar restrictions; and (v) if all of the Registrable Securities of the Holders cannot be so included due to Commission Comments or Underwriter Cutbacks, then the Company may reduce, in accordance with the provisions of Section 1(c) hereof, the number of securities covered by such Registration Statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415 or that would be consistent with the managing underwriter’s assessment regarding the successful completion of the offering. For an abundance of clarity, the piggyback registration rights set forth in this Agreement do not grant any right to have any shares of Common Stock or other security of the Company, including the Registrable Securities and the Piggyback Shares, included as part of the offering or for resale on a registration statement filed or declared effective in connection with the consummation of the Company’s initial public offering of its securities (the “Initial Public Offering”)

(b) Initial Piggyback Registration Statement. At the election of each Holder, the Company shall be required to include up to all Piggyback Shares held by such Holder for resale and offer on a continuous basis pursuant to Rule 415 in the first Registration Statement for an offering that is not the Company’s Initial Public Offering (“Initial Piggyback Registration Statement”); provided, however, that if all of the Registrable Securities of the Holders cannot be so included due to Commission Comments or Underwriter Cutbacks, then the Company may reduce, in accordance with the provisions of Section 1(c) hereof, the number of securities covered by the Initial Piggyback Registration Statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415 or that would be consistent with the managing underwriter’s assessment regarding the successful completion of the offering.

(c) Cutback Provisions. In the event all of the Registrable Securities cannot be or are not included in a Registration Statement due to Commission Comments or Underwriter Cutbacks, the Company and the Holders agree that securities shall be removed from such Registration Statement in the following order until no further removal is required by Commission Comments or Underwriter Cutbacks:

(i) First, any securities held by any former employee, consultant or affiliate of the Company shall be removed, pro rata based on the number of securities being registered for such former employees, consultants or affiliates held by all of the former employees of the Company and any of their affiliates and successors in interest, whether pursuant to agreement or otherwise and any other person with any registration rights outstanding on the date hereof;

(ii) Second, the securities held by MDB Capital Group LLC and its members and affiliates, if any, (A) obtained solely by reason of providing services to the Company, which are being registered pursuant to any registration rights agreement to which MDB Capital Group LLC and the Company are party or (B) any securities held by MDB Capital Group LLC or its members or affiliates which were acquired in open market transactions from persons or entities in whose hands the shares were not restricted securities (and not from the Company or any Holder or any Person who purchase their securities directly from the Company) upon payment of a purchase price in cash after the Company’s Initial Public Offering; and

(iii) Third, the securities held by parties to that certain Registration Rights Agreement for Investors of even date herewith, by and among the Company and the other parties thereto (the “Investor Registration Agreement”), shall be removed, pro rata based on the number of Registrable Shares held by each Holder in comparison to the number of Registrable Securities held by all Holders who have requested to include any Registrable Securities in the Registration Statement.

In the event of a conflict between the priority of cutbacks under this Agreement and the Investor Registration Agreement, the Investor Registration Agreement shall govern.

(d) Mandatory Registrations. In the event all of the Piggyback Shares of the Holders are not included in a Registration Statement due to Commission Comments, the Company shall prepare and file an additional Registration Statement (the “Follow-up Registration Statement”) with the Commission within sixty (60) days following the effectiveness of the previously filed Registration Statement; provided, however, that the time period for filing the Follow-up Registration shall be extended to the extent that the Commission publishes written Commission Guidance or the Company receives written Commission Guidance which provides for a longer period before a Follow-up Registration Statement may be filed. The Follow-up Registration Statement shall cover the resale of all of the Registrable Securities that were excluded from any previously filed Registration Statement. In the event that all of the Piggyback Shares have not been registered in a Registration Statement after the Follow-up Registration Statement has been declared effective, the Company shall use commercially reasonable efforts thereafter to register any remaining unregistered Registrable Securities, subject to the provisions of Section 1(e) hereof.

(e) Filing; Content. The Company will use its commercially reasonable efforts to cause each Registration Statement pursuant to which any Registrable Securities are included, including the Initial or Follow-up Registration Statement, to contain the Plan of Distribution substantially similar to that attached hereto as Schedule B (which, for the avoidance of doubt, may be modified to respond to comments, if any, received by the Commission or suggestions of the managing underwriter). The Company shall use its commercially reasonable efforts to cause any Registration Statement filed under this Section 1, including the Initial and Follow-up Registration Statement, to be declared effective under the Securities Act as promptly as practicable after the filing thereof and shall keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) one year after its Effective Date (provided, however, the one year period shall be extended for any Grace Period), (ii) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders, or (iii) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Holders pursuant to Rule 144 without regard to both the volume limitations for sales as provided in Rule 144 and the limitations for such sales provided in Rule 144(i), if applicable, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holder (“Effectiveness Period”). By 5:00 p.m. (New York City time) on the business day immediately following the Effective Date of a Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule.

(f) Termination of Registration Rights. The registration rights afforded to the Holders under this Section 1 shall terminate on the earliest date when all Registrable Securities of the Holder either: (i) have been publicly sold by the Holder pursuant to a Registration Statement, (ii) have been covered by an effective Registration Statement which has been effective for an aggregate period of sixteen (16) months (whether or not consecutive), provided, however, the time period shall be calculated so as to exclude any Grace Period, or (iii) may be sold by the Holder pursuant to Rule 144 without regard to both the volume limitations for sales as provided in Rule 144 and the limitations for such sales provided in Rule 144(i), if applicable, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holder.

2. Demand Registration Rights.

(a) Demand Right. Commencing on the date that is one hundred eighty (180) days after the Company becomes a Reporting Company, the Holders as a group representing at least 50% of the Registrable Securities (a “Requesting Group”) shall have a separate one-time right (i.e., a one-time right for all the Holders collectively, which may be exercised once by any Requesting Group and then never thereafter by any Holder or Holders, whether or not a part of the Requesting Group), by written notice to the Company, signed by such Holders (the “Demand Notice”), to request the Company to register for resale all Registrable Securities included by the Requesting Group in the Demand Notice (the “Demand Shares”) under and in accordance with the provisions of the Securities Act by filing with the Commission a Registration Statement covering the resale of such Demand Shares (the “Demand Registration Statement”). A copy of the Demand Notice also shall be provided by the Company to each of the other Holders who will have fifteen (15) days to notify the Company in writing to include their Registrable Securities as part of the Demand Shares , the failure of which, however, shall not in any way affect the rights of the Requesting Group pursuant to this Section 2(a) or increase or change the rights of any Holder under this Section 2(a). The Demand Registration Statement required hereunder shall be on any form of registration statement then available for the registration of the Registrable Securities, as selected by the Company in accordance with applicable law and regulation. The Company will use its commercially reasonable efforts to file the Demand Registration Statement within forty-five (45) days of the receipt of the Demand Notice, provided if the Demand Notice is given within the forty-five (45) days after the prior fiscal year end, then the Company will use its reasonably commercial efforts to file the Demand Registration Statement within ninety (90) days of the fiscal year end of the Company. The Company shall use its commercially reasonable efforts to cause the Demand Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof and to keep the Demand Registration Statement continuously effective under the Securities Act until the earlier of (i) the date when all Registrable Securities have been sold pursuant to the Demand Registration Statement or an exemption from the registration requirements of the Securities Act; (ii) the date that the Holders can sell all of their Registrable Securities, pursuant to Rule 144; and (iii) one (1) year from the Effective Date of the Registration Statement. For the avoidance of doubt, the demand registration right of the Holders of Registrable Securities under this Agreement is distinct, separate and separable from the demand registration right in favor of the investor parties to the Investor Registration Agreement.

(b) Inclusion of Other Registrable Shares and Cutback Provisions. If as a result of Commission Comments, not all shares are included that are desired to be included in a Registration Statement for the Demand Shares, the provisions of Section 1(c) shall apply, subject to the Demand Priority (as defined below) of the Requesting Group. Pursuant to the piggyback registration rights granted under this Agreement or the Investor Registration Agreement, the Company may include the Registrable Shares of the other Holders which will be subject to the provision of Section 1(c) hereof, except that under Section 1(c)(iii), there will be no cutback of the Registrable Securities of the Requesting Group until the Holders of Piggyback Shares and the shares of any other person exercising piggyback rights under any other registration rights agreement (except for MDB Capital Group LLC, which shall have the priority established in Section 1(c)) have been removed, and thereafter if any further Registrable Securities have to be removed then those of the Requesting Group will be removed pro rata (the “Demand Priority”). Notwithstanding the foregoing, if any other securities of any person other than the Holders or the Requesting Group or MDB Capital Group LLC are included on the Demand Registration Statement, such securities will be removed, if required pursuant to Commission Comments, after removal of the securities indicated in Section 1(c)(i) and before the securities indicated in Section 1(c)(ii), as such persons decide among themselves, and if there is no agreement at to such removal provided to the Company within a reasonable time, time being of the essence, then all the such securities will be removed. In the event that any investor party to the Investor Registration Agreement asserts that a conflict between the Demand Priority and its rights under such Investor Registration Agreement, the Company agrees to use commercially reasonable efforts to resolve such conflict in a manner that upholds as much as is practicable of the Demand Priority specified herein, including without limitation, asserting such reasonable interpretation of such Investor Registration Agreement that would tend to support the Demand Priority specified herein.

(c) Underwritten Demand Registration. If the Requesting Group intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request and the Requesting Group shall include such information in the Demand Notice. The underwriter will be selected by the Company and be reasonably acceptable to the Demand Group, provided that MDB Capital Group LLC shall be deemed acceptable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by the Requesting Group and such Holder) to the extent provided herein. The Company and all Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Any Registrable Securities excluded from or withdrawn from any applicable underwriting shall be withdrawn from registration.

(d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a Registration Statement pursuant to this Section 2, a certificate signed by the chief executive officer of the Company stating that in the good faith judgment of the Company’s board of directors, it would be seriously detrimental to the Company and its stockholders for such Registration Statement to be filed, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Requesting Group; provided, however, that the Company may not utilize this right more than once in any twelve-month period, and provided, further, that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90)-day period ((other than on Form S-4 or Form S-8, each as promulgated under the Securities Act, or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit).

(e) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2 during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a registration subject to Section 1 hereof, unless such offering is the Initial Public Offering of the Company’s securities, in which case, ending on a date one hundred thirty-five (135) days after the Effective Date of such registration subject to Section 1 hereof; provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such Registration Statement to become effective.

3. Registration Procedures. Whenever any Registrable Securities are to be registered pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall have the following obligations:

(a) The Company shall prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective.

(b) The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with such Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Effectiveness Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement by reason of the Company filing a report on Forms 10-K, 10-Q or Current Report on Form 8-K, or any analogous report under the Securities Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Securities Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c) The Company shall furnish to each Holder of Registrable Securities in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the Commission at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by such seller, all exhibits and each preliminary Prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the Prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such seller may reasonably request), and (iii) such other documents, including copies of any preliminary or final Prospectus, as such seller may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such seller.

(d) The Company shall use its commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by any seller of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Effectiveness Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Effectiveness Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

(e) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest practicable time and to notify the Holder of any Registrable Securities included in the offering under such Registration Statement of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(f) The Company shall notify the Holder in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to the Holder (or such other number of copies as the Holder may reasonably request).

(g) The Company shall promptly notify the Holder in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Holder by facsimile on the same day of such effectiveness or by overnight delivery), (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related Prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(h) If the Holder is required under applicable securities laws to be described in a Registration Statement as an underwriter, at the reasonable request of such Holder, the Company shall use its best efforts to furnish to such Holder, on the date of the effectiveness of such Registration Statement and thereafter from time to time on such dates as the Holder may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Holder, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Holder.

(i) If the Holder is required under applicable securities laws to be described in a Registration Statement as an underwriter, then at the request of such Holder in connection with such Holder’s due diligence requirements, the Company shall make available for inspection by (i) the Holder, (ii) the Holder’s legal counsel, and (iii) one firm of accountants or other agents retained by the Holder (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to the Holder) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and the Holder) shall be deemed to limit the Holder’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(j) The Company shall hold in confidence and not make any disclosure of information concerning the Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement, or (v) the Holder provides information to the Company intended for inclusion in a Registration Statement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Holder if permitted by applicable law or regulation and allow the Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(k) The Company shall (i) if applicable, use its best efforts to cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) otherwise, use its commercially reasonable efforts to secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on any one of the different levels of The NASDAQ Stock Market, or (iii) if, despite the Company’s best efforts or commercially reasonable efforts, as applicable, to satisfy, the preceding clauses (i) and (ii) the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to instead secure the inclusion for quotation on the Over-the-Counter Bulletin Board for such Registrable Securities and, without limiting the generality of the foregoing, to use its commercially reasonable efforts to encourage at least two market makers to register with the Financial Industry Regulatory Authority, Inc. (“FINRA”) as such with respect to such Registrable Securities. For the avoidance of doubt, subject to and in accordance with Section 5, the Company shall pay all fees and expenses of the Company in connection with satisfying its obligation under this Section 3(k).

(l) If requested by the Holder, the Company shall (i) as soon as practicable incorporate in a Prospectus supplement or post-effective amendment such information as the Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such Prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by the Holder holding any Registrable Securities.

(m) The Company shall cooperate with each Holder who holds Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holder may reasonably request and registered in such names as the Holder may request.

(n) The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities, but only in matters not contemplated Section 3(d) by or reasonably related to such matters (which matters are to be governed exclusively by Section 3(d)), as may be strictly necessary to consummate the disposition of such Registrable Securities by the Holder strictly in accordance with the Plan of Distribution included in the Registration Statement (as such Plan of Distribution may be modified from time to time in any filing with the Commission).

(o) The Company shall make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby (or, if different, within the period permitted for the filing of reports on Forms 10-K or 10-Q), an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the Effective Date of a Registration Statement.

(p) The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

(q) Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holder whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit A and the Irrevocable Transfer Agent Instructions in the form attached hereto as Exhibit B.

(r) Notwithstanding anything to the contrary herein, at any time after the Effective Date of a Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and not, after consultation with legal counsel, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Holder in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Holder) and the date on which the Grace Period will begin, and (ii) notify the Holder in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed sixty (60) consecutive days and during any three hundred sixty-five (365) day period such Grace Periods shall not exceed an aggregate of one hundred twenty (120) days (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Holder receives the notice referred to in clause (i) and shall end on and include the later of the date the Holder receives the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(e) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of the Holder in connection with any sale of Registrable Securities with respect to which the Holder has entered into a contract for sale, and delivered a copy of the Prospectus included as part of the applicable Registration Statement (unless an exemption from such Prospectus delivery requirements exists), prior to the Holder’s receipt of the notice of a Grace Period or, if earlier, Holders knowledge of the material, non-public information concerning the Company that gave rise to the Grace Period, and for which the Holder has not yet settled.

(s) In the event the number of shares available under any Registration Statement filed pursuant to this agreement is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement in accordance with the requirements of this Agreement or a Holder’s allocated portion of the Registrable Securities pursuant to Sections 1(c) or 2(b), the Company may, as an alternative, to filing a Follow-up Registration Statement, amend Registration Statement (if permissible) on or before the date the filing of a Follow-up Registration Statement would be required, so as to cover at least the required number of Registrable Securities (but taking account of any SEC Staff position with respect to the date on which the Staff will permit such amendment to the Registration Statement and/or such new Registration Statement (as the case may be) to be filed with the SEC). The Company shall use its commercially reasonable efforts to cause such any such amendment to such Registration Statement (as the case may be) to become effective as soon as practicable following the filing thereof with the SEC.

4. Obligations of the Holders.

(a) At least five (5) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Holders in writing of the information the Company requires from each Holder if the Holder’s Registrable Securities are to be included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to any Registrable Securities of the Holder that the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b) The Holder, by the Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Holder has notified the Company in writing of the Holder's election to exclude all of the Holder’s Registrable Securities from such Registration Statement.

(c) The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(e) or 3(f) or of a Grace Period under Section 3(q), the Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Sections 3(e) or 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of the Holder in connection with any sale of Registrable Securities with respect to which the Holder has entered into a contract for sale prior to the Holder’s receipt of a notice from the Company of the happening of any event of the kind described in Sections 3(e) or 3(f) or of any Grace Period, or, if earlier, Holders knowledge of the material, non-public information concerning the Company or the facts or circumstances that gave rise to the Grace Period or of the Section 3(e) or 3(f) event, and for which the Holder has not yet settled.

(d) The Holder covenants and agrees that it will comply with the Prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to a Registration Statement.

5. Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts, commissions and placement agent fees) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company. Further, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

6. Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Holder, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls the Holder within the meaning of the Securities Act or the Securities Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus if used prior to the effective date of such Registration Statement, or contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act or the Securities Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person or by a Related Information Provider expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto and (ii) shall not be available to the extent such Claim is based on a failure of the Holder to deliver or to cause to be delivered the Prospectus made available by the Company, including a corrected Prospectus, if such Prospectus or corrected Prospectus was timely made available by the Company pursuant to Section 3(c); and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Holder pursuant to Section 10. “Related Information Provider” means, in respect of any Indemnified Person, the Holder to which such Indemnified Person is related or another Indemnified Person that is related to the Holder to which such Indemnified Person is related.

(b) To the fullest extent permitted by law, in connection with any Registration Statement in which a Holder’s Registrable Securities are included or in which a Holder is otherwise participating, such Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder or other Person selling securities in such Registration Statement and any controlling person of any such underwriter or other Holder or other Person (each an “Other Indemnified Person”), against any Claims or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder or by a Related Information Provider expressly for use in connection with such Registration Statement; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Other Indemnified Person intended to be indemnified pursuant to this Section 6(b), in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld; provided, further, however, that the Holder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement, except in the case of fraud by such Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Other Indemnified Person and shall survive the transfer of the Registrable Securities by the Holder pursuant to Section 10.

(c) Promptly after receipt by an Indemnified Person or Other Indemnified Person under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Other Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and reasonably satisfactory to the Indemnified Person or the Other Indemnified Person (provided that the counsel that advised the Company in connection with the Registration Statement shall be deemed satisfactory to any Indemnified Person and the counsel that advised the Holder with respect to information provided by Holder or any Related Information Provider giving rise to a Violation shall be deemed satisfactory to any Other Indemnified Person if the Company was informed of the identity of such counsel in connection with the receipt of such information and did not request that Holder seek additional counsel in connection with such information), as the case may be; provided, however, that an Indemnified Person or Other Indemnified Person shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Persons or all such Other Indemnified Persons to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Other Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Other Indemnified Person and any other party represented by such counsel in such proceeding. The Other Indemnified Person or Indemnified Person, as applicable, shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to such Other Indemnified Person or such Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Other Indemnified Person or Indemnified Person, as applicable, reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Other Indemnified Person or Indemnified Person, as applicable, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Other Indemnified Person or such Indemnified Person of a release from all liability in respect to the Claim at issue, and such settlement shall not include any admission as to fault on the part of such Other Indemnified Person or such Indemnified Person. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Other Indemnified Person or Indemnified Person, as applicable, with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Other Indemnified Person, as applicable, under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred, subject to an undertaking by the Indemnified Person or the Other Indemnified Person, as applicable, to return such payments to the extent a court of competent jurisdiction or other competent authority determines that such payments were unlawful or were not required under this Agreement.

(e) Without any duplication or multiplication of damages, the indemnity agreements contained herein shall be in addition (i) any cause of action or similar right of the Other Indemnified Person or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

(f) Unless suspended by the underwriting agreement applicable to any registration, the obligations of the Company and Holders under this Section 6 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, or otherwise.

7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, such indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement

8. No Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

9. Reports under Securities Exchange Act. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Holder to sell securities of the Company to the public without registration, once the Company becomes a Reporting Company, to use its commercially reasonable efforts to continue to be a Reporting Company for five years and further during such time it is a Reporting Company the Company agrees to use its best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to the Holder so long as the Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Securities Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holder to sell such securities pursuant to Rule 144 without registration.

10. Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by the Holder to any transferee of all or any portion of the Holder’s Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is or might be restricted under the Securities Act and applicable state securities laws; and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

11. Subsequent Registration Rights. The Company agrees that after the date hereof and excluding the Investor Registration Agreement, it will not grant to any person any registration right or proceed to register any securities of any person unless it provides in such agreement or registration that any securities being registered under such agreement or registration will be subject to the cutback provisions of this Agreement as provided in Section 1(c) and Section 2(b).

12. Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the then outstanding Registrable Securities. Any amendment so effected will be binding upon all Holders, whether or not such Holder consents thereto.

13. Definitions.

(a) “Commission” means the Securities and Exchange Commission.

(b) “Commission Comments” means written comments pertaining solely to Rule 415 or other comments to the extent they relate to Rule 415 which are received by the Company from the Commission, and a copy of which shall have been provided by the Company to the Holder, to a filed Registration Statement which limit the amount of shares which may be included therein to a number of shares which is less than such amount sought to be included thereon as filed with the Commission.

(c) “Commission Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff, (ii) the Securities Act or (iii) the Securities Exchange Act.

(d) “Common Stock” means the common stock, $0.00001 par value per share, of the Company.

(e) “Effective Date” means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

(f) “Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(g) “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(h) “Registrable Securities” (i) has the meaning established in the recitals and (ii) also includes any other shares of Common Stock or any other securities issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization.

(i) “Registration Statement” means any registration statement (including, without limitation, the Initial Piggyback Registration Statement or the Follow-up Registration Statement) required to be filed hereunder (which, at the Company’s option, may be an existing registration statement of the Company previously filed with the Commission, but not declared effective), including (in each case) the Prospectus, amendments and supplements to the Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the Registration Statement.

(j) “Reporting Company” means a company that is obligated to file periodic reports under Sections 13 or 15(d) of the Securities Exchange Act.

(k) “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission that may at any time permit the Holder to sell securities of the Company to the public without registration.

(l) “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(m) “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(n) “Securities Act” means the Securities Act of 1933, as amended from time to time together with the regulations promulgated thereunder.

(o) “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, together with the regulations promulgated thereunder.

(p) “Underwriter Cutbacks” means any reduction in the number of shares suggested by any managing underwriter to be included in a registration under a Registration Statement based upon the guidance in this Section 13(p). In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders); provided, that any such cutback will be effected in accordance with the priorities established by Section 1(c); provided further that in no event shall the amount of securities of the selling Holders included in the offering be reduced below 30% of the total amount of securities included in such offering.

14. Market Stand-Off. In connection with the Initial Public Offering of the Company’s securities, if any, and upon request of the managing or lead underwriter made to the Company in connection with such offering, each Holder will agree with the Company and the underwriter not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (other than those included in the registration, if any) without the prior written consent of the managing or lead underwriter of such offering, for a period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting requirements binding on such Holder that are substantially consistent with this Section 4 as may be requested by the underwriters at the time of the such offering; provided, however that, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this Section 4 shall continue to apply until the end of the third (3rd) trading day following the expiration of the fifteen (15) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond two hundred sixteen (216) days after the effective date of the registration statement. In order to enforce the restriction set forth above or any other restriction agreed by Holder, including without limitation any restriction requested by the underwriters of any Initial Public Offering of the securities of the Company agreed by such Holder, the Company may impose stop-transfer instructions with respect to any security acquired under or subject to this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 14. Each Holder agrees that prior to the Company’s Initial Public Offering it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 14, provided that this Section 14 shall not apply to transfers pursuant to a Registration Statement.

Each Holder agrees that a legend reading substantially as follows shall be placed on all certificates representing all Registrable Securities of each Holder issued before the Company’s Initial Public Offering (and the shares or securities of every other person subject to the restriction contained in this Section 14):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD OF UP TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE ACT, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

After the Company’s Initial Public Offering, upon request of any Holder who is a holder of record of the shares represented by any stock certificate(s) bearing such legend and the surrender of such certificate(s) in connection with such request, the Company shall cause its transfer agent to promptly issue replacement certificate(s) not bearing such legend representing the shares represented by such surrendered stock certificate(s).

15. Miscellaneous.

(a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

DvineWave Inc.

207 Veritas Ct.

San Ramon, CA 94582

E-mail: mleabman@dvinewave.com

Attention: Michael Leabman, President

With a copy (for informational purposes only) to:

Much Shelist, P.C.

191 N. Wacker Drive, Suite 1800

Chicago, IL 60606

Fax Number 312.521.2898

E-mail: ggrove@muchshelist.com
Attention: Gregory D. Grove, Esq.

and

If to any Holder, at the address for such Holder on the records of the Company, which may include the information on Schedule A hereto.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) This Agreement and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or other electronic transmission (such as but not limited to an email attachment in PDF format) of a copy of this Agreement bearing the signature of the party so delivering this Agreement. This Agreement may also be executed by electronic signature of such Person.

(i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby. As a condition precedent to participating in any underwritten offering each Holder that desires to participate in such offering shall sign any underwriting agreement related to such offering and all other documents requested by the managing underwriter that all other selling Holders are required to sign and all other documents customarily required by underwriters that all other security holders of the Company are requested to sign by the managing underwriter if the failure by all or any substantial portion of such security holders to sign would jeopardize the success of the underwritten offering.

(j) All consents and other determinations required to be made by the Holder pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Holder.

(k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(l) This Agreement is intended for the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(m) The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder, and no provision of this Agreement is intended to confer any obligations on a Holder vis-à-vis any other Holder. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

(n) Currency. As used herein, “Dollar”, “US Dollar” and “$” each mean the lawful money of the United States.

[Signature pages follow immediately]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

DVINEWAVE INC.

By:	/s/ Michael Leabman
Michael Leabman, President

MDB CAPITAL GROUP LLC

By:	/s/ Gary Shuman

Print Name:	Gary Shuman

Print Title:	CFO and CCO

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[Transfer Agent]

[Address]

Attention:

Re: ___________________ (the “Company”)

Ladies and Gentlemen:

[We are][I am] counsel to _________, a _________ corporation (the “Company”), and have represented the Company in connection with that certain Registration Rights Agreement with _____________ (the “Holder”) (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 20__, the Company filed a registration statement on Form S-[1] (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names the Holder as a selling stockholder thereunder.

In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

If applicable, you may receive notices from the Company pursuant to the Company’s rights or obligations under the Registration Rights Agreement in connection with stop orders or other restrictions on transfer of the shares included in such Registration Statement, but [we][I] [are][am] not obligated to update this letter or otherwise inform you of any such stop order or restriction.

[Other applicable disclosure to be inserted here, if appropriate.]

Very truly yours,

EXHIBIT B

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

_______________, 2013

[Addressed to Transfer Agent]

_______________________

_______________________

Attention:           [________________________]

Ladies and Gentlemen:

Reference is made to that certain Registration Rights Agreement, dated as of _________________, 2013 (the “Agreement”), by and among ______________, a _____________ corporation (the “Company”), and _________________________ (the “Holder”), pursuant to which the Company is obligated to register certain shares held by the Holder (the “Holder Shares”) of Common Stock of the Company, par value $_____ per share (the “Common Stock”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon transfer or resale of the Holder Shares, unless we have otherwise informed you of the termination of effectiveness of the registration statement in which the Holder Shares are included, a stop order or another transfer restriction. We may also later inform you that after the termination of effectiveness of such registration statement that a registration statement in which the Holder’s Shares are included, or that such stop order has been lifted or that such transfer restriction is not applicable, in which case this authorization and direction shall be reinstated and be effective.

You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company's legal counsel that either (i) a registration statement covering resales of the Holder Shares has been declared and remains effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), or (ii) sales of the Holder Shares may be made in conformity with Rule 144 under the 1933 Act (“Rule 144”), (b) if applicable, a copy of such registration statement, and (c) notice from legal counsel to the Company or any Holder that a transfer of Holder Shares has been effected either pursuant to the registration statement (and a prospectus delivered to the transferee) or pursuant to Rule 144, then as promptly as practicable, you shall issue the certificates representing the Holder Shares registered in the names of such transferees, and such certificates shall not bear any legend restricting transfer of the Common Stock evidenced thereby and should not be subject to any stop-transfer restriction; provided, however, that if such shares of Common Stock and are not registered for resale under the 1933 Act or able to be sold under Rule 144, then the certificates for such Common Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Holder Shares has been declared effective by the SEC under the 1933 Act is attached hereto. We will inform you of any stop orders or other transfer restrictions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at ____________.

Very truly yours,

(the “Company”)

By:
Name:
Title:

THE FOREGOING INSTRUCTIONS ARE

ACKNOWLEDGED AND AGREED TO

this ___ day of ________________, 2013

[TRANSFER AGENT]

By:
Name:
Title:

Enclosures

Copy: Holder

SCHEDULE A

LIST OF HOLDERS

[INSTRUCTION: List the name and address of each holder.]

SCHEDULE B

SELLING STOCKHOLDERS

The shares of common stock being offered by the selling stockholders are those issuable to the selling stockholders upon [conversion of the notes and exercise of the warrants]. For additional information regarding the issuance of the [notes and the warrants], see “Private Placement of Notes” above. We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale [from time to time]. Except for the ownership of [the notes issued pursuant to and in connection with the Securities Purchase Agreement, and the warrants issued pursuant to and the agreements governing our engagement of MDB Capital Group LLC as a placement agent for the private placement of the notes and the engagement of MDB Capital Group LLC as an underwriter for a public offering of common stock by the Company, and our engagement of an affiliate of MDB Capital Group LLC as a consultant in respect of our patents and intellectual property] the selling stockholders have not had any material relationship with us within the past three years. [Adjust as necessary, according to the facts.]

The table below lists the selling stockholders and other information regarding the beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder) of the shares of common stock held by each of the selling stockholders. The second column lists the number of shares of common stock beneficially owned by the selling stockholders, based on their respective ownership of shares of common stock[, notes and warrants,] as of ________, 20__, [assuming conversion of the notes and exercise of the warrants held by each such selling stockholder on that date but taking account of any limitations on conversion and exercise set forth therein]. [Adjust as necessary, according to the facts.]

The third column lists the shares of common stock being offered by this prospectus by the selling stockholders [and does not take into account any limitations on (i) conversion of the notes set forth therein or (ii) exercise of the warrants set forth therein]. [Adjust as necessary, according to the facts.]

In accordance with the terms of a registration rights agreement with the holders of the notes and the warrants, this prospectus generally covers the resale of [(i) the shares of common stock issued upon conversion of the notes and (ii) the maximum number of shares of common stock issuable upon exercise of the warrants, in each case, determined as if the outstanding notes and warrants were converted or exercised (as the case may be) in full (without regard to any limitations on conversion or exercise contained therein) as of the trading day immediately preceding the date this registration statement was initially filed with the SEC]. Because the conversion price of the notes and the exercise price of the warrants may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus. [Adjust as necessary, according to the facts.]

See “Plan of Distribution.”

Name of Selling Stockholder	Number of Shares of Common Stock Owned Prior to the Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After the Offering

[Notes (1) . . .] [Adjust as necessary, according to the facts.]

PLAN OF DISTRIBUTION

[Adjust as necessary, according to the facts and any underwriting arrangements.]

We are registering the shares of common stock issued upon [conversion of the notes and issuable on exercise of the warrants] to permit the resale of these shares of common stock by the holders of [the notes and warrants] [from time to time] after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock held by them and offered hereby [from time to time] [directly or] through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, pursuant to one or more of the following methods:

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;
•	in the over-the-counter market;
•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;
•	through the writing or settlement of options, whether such options are listed on an options exchange or otherwise;
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	privately negotiated transactions;
•	short sales made after the date the Registration Statement is declared effective by the SEC;
•	broker-dealers may agree with a selling security holder to sell a specified number of such shares at a stipulated price per share;
•	a combination of any such methods of sale; and
•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares of common stock under Rule 144 promulgated under the Securities Act of 1933, as amended, if available, rather than under this prospectus. In addition, the selling stockholders may transfer the shares of common stock by other means not described in this prospectus. If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

1

The selling stockholders may pledge or grant a security interest in some or all of the [notes, warrants or] shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

To the extent required by the Securities Act and the rules and regulations thereunder, the selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed, which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or re-allowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and in each case together with the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any Person to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act in accordance with the registration rights agreements or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreements or we may be entitled to contribution.

2

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

3